EXHIBIT 10.13


                                AMENDMENT NO.3 TO
                                -----------------


                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------


               This AMENDMENT No.3 TO THE SECURITIES PURCHASE AGREEMENT, dated as of March 21, 2003, (this "Amendment") is entered into among Greka Energy Corporation, a Colorado corporation, as borrower ("Greka"), Greka Integrated, Inc., a Colorado corporation ("Greka Integrated"), and each of the entities listed as a guarantor on the signature pages hereto, as guarantors (each a "Guarantor" and collectively, the "Guarantors"), and each of the entities listed as a purchaser on the signature pages hereto (individually, a "Required Holder" and, collectively, the "Required Holders") and Guggenheim Investment Management, LLC, as collateral agent (the "Collateral Agent") (collectively the "Parties"), and amends the Securities Purchase Agreement dated as of June 26, 2002 as amended (as further amended hereby and as the same may be further amended, supplemented, or otherwise modified from time to time, the "Securities Purchase Agreement") entered into among Greka as borrower, the Guarantors, each of the entities from time to time party thereto as purchasers (individually, a "Purchaser" and, collectively, the "Purchasers") and the Collateral Agent as collateral agent.

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, on and effective October 28, 2002 Greka, the Guarantors, Required Holders, Additional Senior Subordinated Purchasers, and Collateral Agent entered into that certain Amendment No. 1 to the Securities Purchase Agreement ("AMENDMENT No.1") that provided, amongst other things, Greka to issue and sell to certain of the Purchasers, and such Purchasers to purchase from Greka secured Additional Senior Subordinated Notes;

     WHEREAS, pursuant to this Amendment, the parties desire to clarify the payoff amount for the Additional Senior Subordinated Notes and the fixed amount of interest thereon payable monthly;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and in that of the Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1.    DEFINITIONS
                   -----------

     As used in this Amendment, the term "Amendment Effective Date" shall have the meaning as of October 28, 2002. All other terms shall have the meanings given thereto in the Securities Purchase Agreement, as amended.

     SECTION 2.    AMENDMENTS.
                   -----------

     The Securities Purchase Agreement is, effective as of the Amendment Effective Date, hereby amended as follows:

 Section 2.16 is added to read as follows:

          2.16 Payoff and Fixed Amount of Interest. Notwithstanding anything herein to the contrary, (a) Cash Interest and Additional Interest shall be payable monthly at the aggregate fixed amount of One Hundred Forty-Nine Thousand Five Hundred Thirty-One Dollars ($149,531.00), and (b) Greka may payoff as payment in full of all Obligations due in connection with the Additional Senior Subordinated Notes at any time in the amount as of the respective date set forth in Annex E hereto.

     SECTION 3.    REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.
                   ------------------------------------------

          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Securities Purchase Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Securities Purchase Agreement, shall mean and be a reference to the Securities Purchase Agreement as amended hereby.

          (b) The table of contents of the Securities Purchase Agreement shall be updated to incorporate the changes effected by this Amendment.

          (c) Except as specifically provided herein, all of the terms of the Securities Purchase Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

          (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Purchaser or the Collateral Agent under the Securities Purchase Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Securities Purchase Agreement or any of the Loan Documents.

          (e) This Amendment constitutes a Loan Document.

      SECTION 4.   EXECUTION IN COUNTERPARTS.
                   --------------------------

          This Amendment may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

     SECTION 5.    AFFIRMATION OF GUARANTIES AND SECURITY.
                   ---------------------------------------

          Each of the Guarantors hereby consents to the terms of this Amendment in its capacity as a guarantor under the Securities Purchase Agreement and each other Loan Document to which it is a party and agrees that the Obligations shall include all those Obligations which arise from time to time pursuant to the Additional Senior Subordinated Notes, this Amendment and each other Loan Document and that the terms of this Amendment shall not otherwise affect in any way its respective obligations and liabilities thereunder or under any other Loan Document to which it is a party, all of which obligations and liabilities shall remain in full force and effect and each of which are hereby reaffirmed.

     SECTION 6.    GOVERNING LAW.

          This Amendment shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]

                                            CREDIT PARTIES:
                                            ---------------

                                            GREKA ENERGY CORPORATION


                                            By:__________________________
                                            Name: Randeep S. Grewal
                                            Title: President,
                                                   Chief Executive Officer
                                                   and Chairman



                                            WINDSOR ENERGY US CORPORATION


                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President,
                                                          Chief Executive
                                                          Officer and Chairman



                                            RINCON ISLAND LIMITED PARNERSHIP

                                            By: WINDSOR ENERGY US CORPORATION,
                                            its General Partner


                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President, Chief
                                                          Executive Officer
                                                          and Chairman



                                            GREKA CA, INC.


                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President, Chief
                                                          Executive Officer
                                                          and Chairman


                                            GREKA INTEGRATED, INC.


                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman

                                              SANTA MARIA REFINING COMPANY


                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman



                                              GREKA REALTY, INC.


                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman


                                              GREKA SMV, INC.


                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman


                                              SABA PETROLEUM COMPANY


                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman


                                              SABA PETROLEUM, INC.


                                            By:__________________________
                                                 Name: Randeep S. Grewal
                                                 Title: President, Chief
                                                        Executive Officer
                                                        and Chairman

                                            GREKA AM, INC.



                                            By:__________________________
                                                   Name: Randeep S. Grewal
                                                   Title: President, Chief
                                                          Executive Officer
                                                          and Chairman


                                            COLLATERAL AGENT:
                                            -----------------

                                            Guggenheim Investment Management,
                                            LLC, as Collateral Agent



                                            By:
                                               --------------------------
                                                 Name: Todd Boehly
                                                 Title: Managing Director






                                            REQUIRED HOLDERS
                                            ----------------

                                            NORTH AMERICAN COMPANY FOR
                                            LIFE AND HEALTH INSURANCE
                                              as a Required Holder



                                            By:
                                               --------------------------
                                                 Name: Todd Boehly
                                                 Title: Managing Director



                                            MIDLAND NATIONAL LIFE INSURANCE
                                            COMPANY
                                              as a Required Holder



                                            By:
                                               --------------------------
                                                 Name: Todd Boehly
                                                 Title: Managing Director

                                           ADDITIONAL SENIOR SUBORDINATED
                                           ------------------------------
                                           PURCHASERS:
                                           -----------


                                           MAGMA CDO LTD.
                                           as an Additional Senior Subordinated
                                           Purchaser



                                           By:
                                              ---------------------------
                                                Name: Todd Boehly
                                                Title: Managing Director






                                           FORTWIRTH CDO LTD.
                                           as an Additional Senior Subordinated
                                           Purchaser



                                           By:
                                              ---------------------------
                                                Name: Todd Boehly
                                                Title: Managing Director



                                           ADAMS STREET CBO 1998-1, LTD.
                                           as an Additional Senior Subordinated
                                           Purchaser



                                           By:
                                              ---------------------------
                                                Name: Todd Boehly
                                                Title: Managing Director